UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 29, 2012

(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441

(Address of principal executive offices, including zip code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 1412 under the Exchange Act (17 CFR 240.1412)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Christopher & Banks Corporation (the “Company”) filed on November 1, 2012 (the “Original Form 8-K”), disclosing LuAnn Via’s election as President and Chief Executive Officer of the Company (collectively, “CEO”), effective November 26, 2012.  This Amendment No. 1 amends the Original Form 8-K solely to include information regarding the terms of Ms. Via’s annual incentive and long-term incentive non-qualified stock options that were described in the Original Form 8-K and were issued effective November 26, 2012.  This Amendment No. 1 does not affect the accuracy of the information provided in the Original Form 8- K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 26, 2012, in connection with Ms. Via’s commencement of employment, Ms. Via was granted two “employee inducement awards”(as defined in NYSE Rule 303A.08) as follows:

•                  an annual incentive non-qualified stock option of 500,000 shares of the Company’s common stock at an exercise price of $3.43, which option shall become exercisable in full on February 1, 2014, if Ms. Via remains employed through that date; and

•                  a long-term incentive non-qualified stock option of 1.5 million shares of the Company’s common stock at an exercise price of $3.43.  This option will vest as to 500,000 shares on each of November 26, 2013, November 26, 2014 and November 26, 2015, if Ms. Via remains employed through each of the vesting dates.

In each case, vesting under the option will be accelerated in the event of a change-in-control, as defined in the applicable stock option agreement.

The foregoing summary of the stock options is qualified in its entirety by reference to the annual incentive option and the long-term option agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

A press release, dated November 27, 2012, announcing Ms. Via’s “employee inducement awards” is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Annual Incentive Non-Qualified Stock Option Agreement effective as of November 26, 2012 between LuAnn Via and Christopher & Banks Corporation.

10.2	Long-Term Incentive Non-Qualified Stock Option Agreement effective as of November 26, 2012 between LuAnn Via and Christopher & Banks Corporation.

99.1	Press Release issued by Christopher & Banks Corporation dated November 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Peter G. Michielutti
Peter G. Michielutti
Senior Vice President, Chief Financial Officer

Date:  November 29, 2012

EXHIBIT INDEX

Exhibit Number	Description
10.1	Annual Incentive Non-Qualified Stock Option Agreement effective as of November 26, 2012 between LuAnn Via and Christopher & Banks Corporation.

10.2	Long-Term Incentive Non-Qualified Stock Option Agreement effective as of November 26, 2012 between LuAnn Via and Christopher & Banks Corporation.

99.1	Press Release issued by Christopher & Banks Corporation dated November 27, 2012.